UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2009

                              CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

                                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Explanatory Note

This amendment to the Form 8-K dated (date of earliest event reported) April 24, 2009, which was originally filed with the SEC on April 27, 2009 (the “Original 8-K”), is being amended to re-file the credit agreement filed as Exhibit 10.1 in order to include Exhibits M, N & O thereto, which were omitted from the Original 8-K.

Item 9.01 of the Original 8-K is amended to read as follows:

Item 9.01    Financial Statements and Exhibits

(c)       Exhibits.

Exhibit
Number	Description

10.1	Third amendment to Credit Agreement dated April 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2009

CENVEO, INC.

By:	/s/ Kenneth P. Viret
Kenneth P. Viret
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Third Amendment to Credit Agreement dated April 24, 2009

4